MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX

a series of Mutual Fund Series Trust (the “Fund”)

September 10, 2018

The information in this Supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund, each dated November 1, 2017 (collectively, the “November Prospectuses”). This Supplement replaces all supplements to the November Prospectuses including the Supplement to the November Prospectuses dated May 25, 2018 (“May Supplement”). The changes to the investment strategies of the Fund and the addition of a sub-advisor for the Fund referenced in the May Supplement will not be implemented.

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Effective on or about November 9, 2018, the Fund’s investment objective will change to the following:

Investment Objective: The Fund’s investment objective is current income.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.